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                                                                Exhibit 10.49


                            BREAKAWAY SOLUTIONS, INC.

                           STOCK RESTRICTION AGREEMENT

     This Stock Restriction Agreement (this "Agreement") is made as of May 14, 1999, by and between Breakaway Solutions, Inc., a Delaware corporation (the "Company"), and John A. Loftus (the "Stockholder").

     WHEREAS, the Company, WPL Laboratories, Inc., a Pennsylvania corporation ("WPL") and Celtic Acquisition Corp., a Pennsylvania corporation ("Merger Sub") and the Stockholder, among others, have entered into an Agreement and Plan of Reorganization (the "Merger Agreement") whereby WPL will merge with and into Merger Sub (the "Merger");

     WHEREAS, the Stockholder will acquire an aggregate of 341,035 shares of the Company's common stock at a price of $2.78 per share (the "Original Purchase Price") pursuant to the Merger;

     WHEREAS, the Merger Agreement requires, as a condition to closing the Merger, that the parties hereto enter into this Agreement;

     WHEREAS, the Stockholder desires to induce the Company to close the Merger and is willing to subject an aggregate of 131,167 shares, representing the total number of shares of the Company's common stock to be acquired by the Stockholder in the Merger less the Stockholder's pro rata proportion (based exclusively on the Outstanding Share Amount) of 50% of the Aggregate Share Number (as defined in the Merger Agreement) (the "Shares"), of the Company's common stock to the repurchase option described herein;

              NOW, THEREFORE, the parties hereto agree as follows:

                                    SECTION 1

                                REPURCHASE OPTION

     1.1 In the event the Stockholder's employment ("Continuous Status") with the Company is terminated by the Stockholder voluntarily or by the Company for "CAUSE" (as defined below) before all of the Shares are released from the Company's repurchase option (see Section 2), the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of sixty
(60) days from such date to repurchase up to that number of shares which constitute the "Unreleased Shares" (as defined in Section 2) at the Original Purchase Price per share (the "Repurchase Price"). Such option shall be exercised by the Company by delivering written notice to the Stockholder and, at the Company's option, (i) by delivering to the Stockholder a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of the Stockholder's indebtedness for borrowed money to the Company, if any, equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or relating thereto, and



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the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being repurchased by the Company. For the purpose of this Section 1, "CAUSE" shall mean: (i) the substantial and continuing failure, after thirty (30) days' notice thereof, to render services to the Company or any subsidiary of the Company in accordance with the terms or requirements of the Stockholder's position and duties; (ii) gross negligence or willful misconduct in the performance of Stockholder's duties or a breach of fiduciary duty to the Company or any subsidiary of the Company; (iii) the commission of an act of embezzlement or fraud; (iv) deliberate disregard of the written rules or policies of the Company or any subsidiary of the Company which results in direct or indirect loss, damage or injury to the Company or any subsidiary of the Company; (v) the intentional unauthorized disclosure of any trade secret or confidential information of the Company or any subsidiary of the Company; or
(vi) the conviction of a felony.

     1.2 Whenever the Company shall have the right to repurchase the Unreleased Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company's repurchase rights under this Agreement and purchase all or a part of such Unreleased Shares.

                                   SECTION 2

                    RELEASE OF SHARES FROM REPURCHASE OPTION

     2.1 Twenty-five percent (25%) of the Shares shall be released from the Company's repurchase option on the first anniversary of the date hereof and the remaining Shares shall be released from the Company's repurchase option ratably every month over an aggregate period of thirty-six (36) months, provided in each case that the Stockholder's Continuous Status with the Company has not terminated prior to the date of any such release, subject to Section 2.2 below.

     2.2 Upon the occurrence of a Change of Control, all Unreleased Shares (as defined below) shall be released from the Company's repurchase option in full. For purpose of this Section 2.2, "Change of Control" shall mean the occurrence of any of the following events:

     (i) the approval by shareholders of the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

     (ii) any approval by the shareholders of the Company of a plan or proposal for the liquidation or dissolution of the Company or an agreement or agreements for the sale, lease, exchange, disposition or other transfer (in one transaction or a series of transactions) by the Company of all or substantially all of the assets of the Company; or


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      (iii) any "person" (as such term is used in Sections 13(d) and 14(d)
            of the Securities Exchange Act of 1934, as amended) becoming the "beneficial owner" (as defined in Rule l3d-3 under said
            Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; PROVIDED HOWEVER, that this section shall not apply to any person or persons who, either individually or jointly, on the date of this Agreement beneficially owned securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities.

     2.3 In the event that the Company terminates Stockholder's employment other than for Cause or materially reduces Stockholder's compensation and benefits, then all of the Unreleased Shares (as defined below) shall immediately be released from the Company's repurchase option.

     2.4 Any of the Shares which have not yet been released from the Company's repurchase option are referred to herein as "UNRELEASED SHARES".

                                   SECTION 3

                             RESTRICTION ON TRANSFER

     3.1 Except for the escrow described in Section 4 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company's repurchase option in accordance with the provisions of this Agreement.

     3.2 The Stockholder further agrees that, during the period of duration (up to, but not exceeding, one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the date of the final prospectus which forms a part of a registration statement of the Company filed under the Securities Act of 1933, as amended, relating to the Company's initial public offering, the Stockholder shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, pledge, contract to sell (including, without limitation, any short sale), grant any option, right or warrant, to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) (each a "Disposition") any of the Shares at any time during such period except Common Stock included in such registration; provided that other officers of the Company are prohibited from engaging in a Disposition to the same extent as provided herein.

                                   SECTION 4

                                ESCROW OF SHARES

     4.1 To ensure the availability for delivery of the Stockholder's Unreleased Shares upon repurchase by the Company pursuant to the Company's repurchase option under Section 1 above, the Stockholder shall, upon execution of this Agreement, deliver and deposit with the


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Company the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as EXHIBIT A. The Unreleased Shares and stock assignment shall be held by the Company pursuant to the terms of this Agreement.

     4.2 The Company shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow and while acting in good faith and in the exercise of its good faith judgment.

     4.3 If the Company or any assignee exercises its repurchase option hereunder, the Company, upon receipt of written notice of such option exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

     4.4 When the repurchase option has been exercised or expires unexercised or a portion of the Shares has been released from such repurchase option, upon Stockholder's request the Company shall promptly cause a new certificate to be issued for such released Shares and shall deliver such certificate to the Company or the Stockholder, as the case may be.

     4.5 Subject to the terms hereof, the Stockholder shall have all the rights of a stockholder with respect to such Unreleased Shares while they are held in escrow, including without limitation, the right to vote the Unreleased Shares and receive any cash dividends declared thereon. If, from time to time during the term of the Company's repurchase option, there is (i) any stock dividend, stock split or other change in the Unreleased Shares, or (ii) any acquisition, merger or sale of assets of the Company which does not release all of the Unreleased Shares from the Company's repurchase option, any and all new, substituted or additional securities to which the Stockholder is entitled by reason of the Stockholder's ownership of the Unreleased Shares shall be immediately subject to this Agreement, deposited with the Company and included thereafter as "Unreleased Shares" for purposes of this Agreement and the Company's repurchase option.

     4.6 THE STOCKHOLDER ACKNOWLEDGES AND AGREES THAT THE RELEASE OF SHARES FROM THE REPURCHASE OPTION OF THE COMPANY PURSUANT TO SECTION 2 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OF THE COMPANY (EXCEPT AS PROVIDED IN
SECTION 2.2). THE STOCKHOLDER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE STOCKHOLDER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE STOCKHOLDER'S EMPLOYMENT RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE.


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                                    SECTION 5

                                  MISCELLANEOUS

     5.1 ENFORCEABILITY/SEVERABILITY. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nonetheless be held to be prohibited by or invalid under applicable law, such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     5.2 STOCKHOLDER REPRESENTATIONS. In connection with this Agreement, the Stockholder understands that he (and not the Company) shall be responsible for his own federal, state, local or foreign tax liability and any of his other tax consequences that may arise as a result of the transactions contemplated by this Agreement. Stockholder shall rely solely on the determinations of his tax advisors or his own determinations, and not on any statements or representations by the Company or any of its agents, with regard to all such tax matters. STOCKHOLDER HAS REVIEWED SECTION 83 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, WITH HIS TAX ADVISOR.

     5.3 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement constitutes the entire agreement between the parties relative to the subject matter hereof and supersedes any previous agreement among the parties. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

     5.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and wholly to be performed within the State of Delaware by Delaware residents.

     5.5 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     5.6 HEADINGS. The section headings of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

     5.7 NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or delivery by overnight courier, or five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement and (ii) if to the Stockholder, to such address as the Stockholder last provided the Company, or at such other address as the parties may designate by ten (10) days' advance written notice to the other parties.

     5.8 AMENDMENT OF AGREEMENT. Any provision of this Agreement may be amended by a written instrument signed by the Company and by the Stockholder.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above set forth.

                                         BREAKAWAY SOLUTIONS, INC.
                                         50 Rowes Wharf
                                         Boston, MA  02110

                                         By: /s/ Gordon Brooks
                                             -----------------
                                         Name: Gordon Brooks

                                         Title: CEO

                                         "STOCKHOLDER"

                                         /s/ John A. Loftus
                                         --------------------
                                         Name: John A. Loftus





                          *STOCK RESTRICTION AGREEMENT*


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                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

         FOR VALUE RECEIVED I, ____________________, hereby sell, assign and transfer unto ________________________________________ shares of the Common
Stock of Breakaway Systems, Inc. standing in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint the Secretary of Breakaway Systems, Inc. or his or her designee, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

         This assignment may be used only in accordance with the Repurchase Agreement between the corporation and the undersigned dated May __, 1999.

Date:_________________________ , _____    ______________________________________

                                          Name:_________________________________